UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22374

Nuveen Mortgage Opportunity Term Fund 2

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Semi-Annual Report June 30, 2017

JLS
Nuveen Mortgage Opportunity Term Fund

JMT
Nuveen Mortgage Opportunity Term Fund 2

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Some of the key assumptions driving the markets higher at the beginning of 2017 have recently come into question. Following the collapse of the health care reform bill in the Senate, progress on the rest of the White House’s pro-growth fiscal agenda, including tax reform and large infrastructure projects, is expected to be delayed. Economic growth projections, in turn, have been lowered, and with inflation recently waning, the markets are expecting fewer rate hikes from the Federal Reserve (Fed) than the Fed itself had predicted. Yet, asset prices continued to rise.

Investors have largely looked beyond policy disappointments and focused instead on the healthy profits reported by U.S. companies during the first two quarters of 2017. U.S. growth has remained slow and steady, European growth has surprised to the upside and concern that China would decelerate too rapidly has eased, further contributing to an optimistic tone in the markets. Additionally, political risk in Europe has moderated, with the election of mainstream candidates in the Dutch and French elections earlier this year.

The remainder of the year could bring challenges to this benign macro environment. The debt ceiling looms, with a vote needed from Congress to raise or suspend the nation’s borrowing limit before the Treasury is unable to pay its bills in full or on time (likely in early October). The mechanics of the U.K.’s separation from the European Union remain to be seen, as “Brexit” negotiations develop. A tightening of financial conditions in China or a more aggressive-than-expected policy action from the Fed, European Central Bank or Bank of Japan could also turn into headwinds.

Market volatility readings have been remarkably low lately, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 23, 2017

4	NUVEEN

Portfolio Manager’s

Comments

Nuveen Mortgage Opportunity Term Fund (JLS)

Nuveen Mortgage Opportunity Term Fund 2 (JMT)

The investment adviser for both Funds is Nuveen Fund Advisors, LLC (NFA), an affiliate of Nuveen, LLC. NFA is responsible for determining each Fund’s overall investment strategy and monitoring the performance of Wellington Management Company LLP (Wellington Management), the sub-adviser for both Funds. Wellington Management is responsible for implementing each Fund’s direct investments in mortgage-backed securities and other permitted investments. Michael F. Garrett serves as portfolio manager for these Funds.

Here Michael talks about his management strategy and the performance of the Funds for the six-month reporting period ended June 30, 2017.

What key strategies were used to manage the Funds during this six-month reporting period ended June 30, 2017?

Both Funds seek to generate total returns by investing in a diverse portfolio of mortgage-backed securities (MBS), consisting primarily of non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS). Under normal circumstances, both Funds will invest at least 80% of their managed assets in MBS, primarily non-agency RMBS and CMBS. Both JLS and JMT may be leveraged directly to a maximum effective leverage of 33% of total net asset value. Each Fund has a limited term of ten years from its inception, at which time all of their net assets will be distributed to shareholder of record. JLS’s since inception date is November 25, 2009 and JMT’s since inception date is February 23, 2010.

We maintained our cautious outlook for CMBS, and continued to believe that the non-agency RMBS sector offered better relative value and we positioned the Funds accordingly. The Funds continue to be conservatively positioned within RMBS, with a bias toward higher quality collateral to try to protect against downside risk in the event of a prolonged path toward economic recovery.

CMBS posted positive absolute returns during the six-month reporting period. The spread on the CMBS index ended the reporting period slightly tighter, while securities lower in the capital structure significantly outperformed. Our longer-term CMBS outlook remains constructive due to favorable commercial real estate (CRE) fundamentals. However, given pockets of structural weakness such as retail and oil, investors will need to be judicious in their credit analysis and security selection. We favor select single-borrower credit bonds, seasoned (2010 – 2013) credit bonds, certain interest-only (IO) bonds, Freddie K credit bonds, and front-pay high quality new issues.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives or circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial recording purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Manager’s Comments (continued)

Commercial real estate fundamentals are generally healthy, supported by a growing U.S. economy with some pockets of concern. The secular shift in retail is a long-term concern for lower quality malls and tighter lending conditions in this space could increase the risk of maturity defaults. Additionally, oil risk continues to plague many property types in the affected regions (e.g. Texas, North Dakota). Underwriting standards in new issuance continues to deteriorate as the cycle ages. The number of delinquent and specially serviced post-crisis loans continues to increase at a measured pace, but the percentage of troubled loans relative to the universe of properties remains low. CMBS issuance has re-emerged, although we expect higher financing costs to cap issuance. We expect positive net issuance in 2017. Secondary trading volumes and liquidity have declined as dealer balance sheets remain limited.

The non-agency RMBS market generated strong, positive absolute returns during the six-month reporting period. We have a constructive outlook on most non-agency RMBS, given the continuing recovery of the U.S. housing market supporting credit and the positive technical tailwinds. Given the recent spread tightening, near-term return potential is primarily driven by income, especially in the legacy non-agency RMBS and agency credit risk transfer sectors where spreads have continued to tighten. Securitizations in non-traditional sectors, such as, non- and re-performing loans, re-securitizations, and non-qualified mortgages, are also attractive opportunities to provide financing on assets historically financed on bank balance sheets.

The current economic recovery and demographic mix in the U.S. should continue to support housing demand amid low inventory levels. Home price appreciation continues to surprise to the upside and may continue its momentum. We anticipate about 4-5% in home price growth for 2017. Risks to fundamentals include rising rates, decreasing affordability, and potential housing policy changes. Net supply has been negative, providing a tailwind for legacy non-agency RMBS, as long-term investors hold their positions and reinvest paydowns. The legacy sector’s liquidity has declined, although this is experienced more when buying than selling. Uncertainty around trustee litigations in the legacy sector has also negatively affected liquidity. Meanwhile, the CRT market has grown and matured which has lowered volatility and increased liquidity in that sector of the market. The capital market is filling in as a term financing alternative to bank balance sheets as demand for RMBS credit remains strong.

How did the Funds perform during this six-month reporting period ended June 30, 2017?

The tables in the Performance Overview and Holding Summaries section of this report provide total returns for the six-month, one-year, five-year and since inception periods ended June 30, 2017. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. For the six-month reporting period, JLS and JMT both outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. This index reflects the general performance of the bond market, but not the specific MBS market in which the Funds primarily invest. The total returns for the Funds were positive, as the broader securitized sectors generated positive returns for the six-month reporting period.

Within the Funds, returns for the reporting period were positive across the broad sectors. The primary contributor to the Funds’ absolute returns was the allocation to residential credit, both credit risk transfer and legacy (Alt-A, prime, subprime), where spreads tightened significantly. The allocation to CMBS also positively impacted performance during the reporting period, primarily driven by multi-family Freddie K bonds.

Our approach to sector allocation has remained consistent since the Funds’ launch. Both Funds seek to generate total returns by investing in a diverse portfolio of MBS consisting primarily of non-agency RMBS and CMBS. While we are cautious on CMBS, we continue to favor residential credit from a relative value perspective, and have a bias to the higher quality collateral types within each sector. With an emphasis on the long-term, we continued to focus on finding opportunities to add securities we feel were best positioned to provide stability of principal and attractive income over the duration of the Funds’ limited terms.

The only subsector which detracted from performance was subordinate legacy CMBS bonds. These bonds posted a negative absolute return in aggregate, which detracted modestly from performance during the reporting period.

6	NUVEEN

Fund

Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the return of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through the use of bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by a Fund generally are rising. Leverage had a positive effect on performance during the current reporting period.

As of June 30, 2017, the Funds’ percentages of leverage are as shown in the accompanying table.

	JLS	JMT
Effective Leverage*	25.98%	27.19%
Regulatory Leverage*	25.98%	27.19%
*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Funds employ regulatory leverage through the use of bank borrowings. The Funds’ bank borrowings activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	January 1, 2017	Draws	Paydowns	June 30, 2017	Average Balance Outstanding	Draws	Paydowns	August 25, 2017
JLS	$147,200,000	$—	$—	$147,200,000	$147,200,000	$—	$—	$147,200,000
JMT	$46,200,000	$—	$—	$46,200,000	$46,200,000	$—	$—	$46,200,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

NUVEEN	7

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is as of June 30, 2017.

The Funds have a cash flow-based distribution program. Under this program, each Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, each Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide an estimate as of June 30, 2017 of the sources (for tax purposes) of each Fund’s distributions. These sources estimates include amounts currently estimated to be attributable to realized gains and/or returns of capital. The Funds attribute these non-income sources equally to each regular distribution throughout the fiscal year. The estimated information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These amounts should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2017 will be made in early 2018 and reported to you on Form 1099-DIV. More details about the tax characteristics of each Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of June 30, 2017

	Current Month Estimated Percentage of Distribution			Fiscal YTD Estimated Per Share Amounts
Fund	Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
JLS (FYE 12/31)	78.3%	21.7%	0.0%	$0.6810	$0.5330	$0.1480	$0.0000
JMT (FYE 12/31)	75.9%	24.1%	0.0%	$0.6750	$0.5120	$0.1630	$0.0000

The following table provides information regarding Fund distributions and total return performance over various time periods. This information is intended to help you better understand whether Fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of June 30, 2017

	Inception Date	Latest Monthly Per Share Distribution	Annualized			Cumulative
Fund			Current Distribution on NAV	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Distributions on NAV	Fiscal YTD Return on NAV
JLS (FYE 12/31)	11/25/2009	$0.1135	5.16%	14.13%	9.98%	2.58%	8.28%
JMT (FYE 12/31)	2/23/2010	$0.1125	5.32%	14.01%	9.97%	2.66%	8.05%

8	NUVEEN

SHARE REPURCHASES

During August 2017 (subsequent to the close of the reporting period), the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of June 30, 2017, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

	JLS	JMT
Shares cumulatively repurchased and retired	0	0
Shares authorized for repurchase	1,590,000	485,000

OTHER SHARE INFORMATION

As of June 30, 2017, and during the current reporting period, the Funds’ share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	JLS	JMT
NAV	$26.39	$25.39
Share price	$25.61	$24.58
Premium/(Discount) to NAV	(2.96)%	(3.19)%
6-month average premium/(discount) to NAV	(4.10)%	(4.47)%

NUVEEN	9

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Mortgage Opportunity Term Fund (JLS)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Investing in mortgage-backed securities entails credit risk, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, pre-payment risk, and geographical concentration risks. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations including the Fund’s limited term are described in more detail on the Fund’s web page at www.nuveen.com/JLS.

Nuveen Mortgage Opportunity Term Fund 2 (JMT)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Investing in mortgage-backed securities entails credit risk, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, pre-payment risk, and geographical concentration risks. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations including the Fund’s limited term are described in more detail on the Fund’s web page at www.nuveen.com/JMT.

10	NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK

NUVEEN	11

JLS

Nuveen Mortgage Opportunity Term Fund

Performance Overview and Holding Summaries as of June 30, 2017

Refer to Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of June 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
JLS at NAV	8.28%	14.13%	9.98%	9.16%
JLS at Share Price	9.33%	18.57%	9.07%	8.52%
Bloomberg Barclays U.S. Aggregate Bond Index	2.27%	(0.31)%	2.21%	3.47%

Since inception returns are from 11/25/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

12	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Asset-Backed Securities	11.8%
Mortgage-Backed Securities	117.7%
U.S. Government and Agency Obligations	1.3%
Repurchase Agreements	6.6%
Other Assets Less Liabilities	(2.3)%
Net Assets Plus Borrowings	135.1%
Borrowings	(35.1)%
Net Assets	100%

Credit Quality

(% of total long-term investments)

AAA/U.S. Guaranteed	5.4%
AA	3.5%
A	5.2%
BBB	26.7%
BB or Lower	38.8%
N/R (not rated)	20.4%
Total	100%

NUVEEN	13

JMT

Nuveen Mortgage Opportunity Term Fund 2

Performance Overview and Holding Summaries as of June 30, 2017

Refer to Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of June 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
JMT at NAV	8.05%	14.01%	9.97%	9.11%
JMT at Share Price	9.16%	17.94%	9.14%	8.47%
Bloomberg Barclays U.S. Aggregate Bond Index	2.27%	(0.31)%	2.21%	3.56%

Since inception returns are from 2/23/10. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

14	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Asset-Backed Securities	13.3%
Mortgage-Backed Securities	119.3%
U.S. Government and Agency Obligations	1.3%
Repurchase Agreements	6.0%
Other Assets Less Liabilities	(2.5)%
Net Assets Plus Borrowings	137.4%
Borrowings	(37.4)%
Net Assets	100%

Credit Quality

(% of total long-term investments)

AAA/U.S. Guaranteed	5.5%
AA	4.1%
A	5.7%
BBB	25.6%
BB or Lower	40.8%
N/R (not rated)	18.3%
Total	100%

NUVEEN	15

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on April 6, 2017 for JLS and JMT; at this meeting the shareholders were asked to elect Board Members.

	JLS	JMT
	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
William Adams IV
For	14,697,285	4,374,354
Withhold	237,187	115,061
Total	14,934,472	4,489,415
David J. Kundert
For	14,637,895	4,350,491
Withhold	296,577	138,924
Total	14,934,472	4,489,415
John K. Nelson
For	14,695,879	4,374,958
Withhold	238,593	114,457
Total	14,934,472	4,489,415
Terence J. Toth
For	14,704,414	4,374,958
Withhold	230,058	114,457
Total	14,934,472	4,489,415

16	NUVEEN

JLS

Nuveen Mortgage Opportunity Term Fund
Portfolio of Investments	June 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 130.8% (95.2% of Total Investments)

	ASSET-BACKED SECURITIES – 11.8% (8.6% of Total Investments)

$2,590	Atlas Senior Loan Fund Ltd, Series 2012-2A, 144A	5.070%	1/30/24	BBB	$2,590,655
755	BlueMountain Collateralized Loan Obligation, Series 2014-1A, 144A	4.620%	4/30/26	BBB	759,138
2,305	Bowman Park CLO Limited, Series 2014-1A, 144A	4.536%	11/23/25	BBB-	2,308,356
975	CIFC Funding Limited, Series 2012-2A, 144A	4.868%	12/05/24	BBB	975,394
885	CIFC Funding Limited, Series 2012-3A, 144A	5.039%	1/29/25	BBB+	885,347
2,100	CIFC Funding Limited, Series 2014-3A, 144A	4.553%	7/22/26	Baa3	2,101,436
4,245	DT Auto Owner Trust, Series 2017-2A, 144A	2.440%	2/15/21	AA	4,246,619
970	Green Tree Agency Funding Trust, Manufactured Housing Contract Pass-Through Certificates, Series 2016-T1, 144A	2.380%	10/15/48	AAA	965,983
1,180	Honor Automobile Trust, Series 2016-1A, 144A	5.760%	4/15/21	BBB	1,217,301
1,995	Magnetite CLO Limited, Series 2012-7A, 144A	4.908%	1/15/25	A2	2,001,310
1,215	Marine Park CLO Limited, Series 2012-1A, 144A	4.731%	5/18/23	BBB	1,215,145
2,500	Octagon Investment Partners, Series 2013-1A, 144A	4.155%	10/25/25	BBB	2,499,865
4,041	Prestige Auto Receivables Trust, Series 2016-2A, 144A	3.910%	11/15/22	BBB	4,086,510
3,900	Santander Drive Auto Receivables Trust, Series 2015-5	3.650%	12/15/21	A-	3,986,040
780	Seneca Park CLO Limited, Asset-Backed Securities, Series 2014-1A, 144A	4.658%	7/17/26	Baa3	780,010
610	SLM Student Loan Trust, Series 2003-4, 144A	1.996%	3/15/33	AAA	602,303
1,581	SLM Student Loan Trust, Series 2003-7A, 144A	2.446%	12/15/33	AAA	1,596,796
4,066	SLM Student Loan Trust, Series 2008-5	2.856%	7/25/23	AA+	4,176,294
2,045	SLM Student Loan Trust, Series 2012-6	1.966%	5/26/26	Ba1	2,036,067
1,143	Sofi Consumer Loan Program Trust, Series 2016-3, 144A	3.050%	12/26/25	N/R	1,154,198
2,224	Sofi Consumer Loan Program Trust, Series 2017-1, 144A	3.280%	1/26/26	N/R	2,252,449
1,683	Sofi Consumer Loan Program Trust, Series 2017-3, 144A	2.770%	5/25/26	AA	1,691,955
1,725	Sofi Consumer Loan Program Trust, Series 2017-4, 144A, (WI/DD)	2.500%	6/25/26	AA	1,724,688
1,550	United Auto Credit Securitization Trust, Series 2017-1, 144A	5.090%	3/10/23	BB-	1,549,658
2,315	Voya CLO Limited, Series 2012-3AR, 144A	5.108%	10/15/22	BBB	2,318,396
$49,378	Total Asset-Backed Securities (cost $49,331,395)				49,721,913

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES – 117.7% (85.7% of Total Investments)

$1,177	Angel Oak Mortgage Trust, Series 2016-1, 144A	3.644%	1/25/47	A	$1,179,407
2,839	Angel Oak Mortgage Trust, Series 2016-1, 144A	3.500%	7/25/46	N/R	2,848,345
1,770	Angel Oak Mortgage Trust, Series 2017-2, 144A (WI/DD)	2.478%	7/25/47	AAA	1,769,979
6,500	Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-W2	1.706%	10/25/35	BB	6,247,431
1,767	Bank of America Alternative Loan Trust, Pass-Through Certificates, Series 2006-6	6.000%	7/25/46	Caa3	1,551,166
2,020	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-1	5.842%	9/10/45	Baa1	2,015,489
5,330	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	3.167%	9/15/48	BBB-	4,269,444
1,605	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7, 144A	3.261%	9/15/48	BB-	970,628
4,952	Bank of America Funding Trust, Series 2007-A 2A1	1.372%	2/20/47	CCC	4,632,255
3,125	Bank of America Merrill Lynch Large Loan Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-200P, 144A	3.716%	4/14/33	BB-	2,932,615
1,591	Bank of America Mortgage Securities Inc., Mortgage Pass-Through Certificates, Series 2007-1	6.000%	3/25/37	Caa3	1,449,946
3,513	Bayview Opportunity Master Fund Trust, Series 2016-CRT1, 144A	2.794%	10/27/27	A-	3,512,465
5,871	Bayview Opportunity Master Fund Trust, Series 2017-CRT1, 144A	3.194%	10/25/28	BBB-	5,875,409
2,959	Bayview Opportunity Master Fund Trust, Series 2017-CRT2, 144A	3.044%	11/25/27	BBB-	2,956,339
1,508	Bayview Opportunity Master Fund Trust, Series 2017-NPL1, 144A	3.598%	1/28/32	N/R	1,504,700
3,225	BB UBS Trust, Series 2012-SHOW, 144A	4.160%	11/5/36	Baa1	3,155,615
5,815	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2006-AA2	1.386%	1/25/37	Caa3	5,053,942

NUVEEN	17

JLS	Nuveen Mortgage Opportunity Term Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$4,704	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2007 AA1 2A1	1.396%	3/25/37	Caa3	$4,431,915
1,037	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificates, Series 2005-12	3.282%	2/25/36	Caa3	1,023,559
3,922	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificates, Series 2005-12	3.709%	2/25/36	Caa3	3,646,588
1,724	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificates, Series 2005-3	3.579%	6/25/35	Caa2	1,665,226
2,858	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-4	3.225%	10/25/36	N/R	2,517,866
2,287	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	3.390%	2/25/47	N/R	1,994,202
12	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-4	4.344%	6/25/47	N/R	11,269
6,490	Carrington Mortgage Loan Trust, Asset-Backed Pass-Through Certificates, Series 2005-NC5	1.696%	10/25/35	BB	6,225,200
3,792	Carrington Securities LP, Mortgage Loan Trust Asset-Backed Pass-Through Certificates, Series 2007-HE1	1.174%	6/25/37	Ba1	3,566,929
1,858	CDGJ Commercial Mortgage Trust, Mortgage Pass-Through Certificates, Series 2014-BXCH, 144A	5.377%	12/15/27	BB-	1,865,368
3,899	Chaseflex Trust, Series 2007-2	1.304%	5/25/37	CCC	3,641,547
730	Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-GC29, 144A	3.110%	4/10/48	BBB-	537,786
981	Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-CD3, 144A	3.250%	2/10/50	BBB-	805,132
2,275	Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-CD4, 144A	3.300%	5/10/50	BBB-	1,894,919
822	Citigroup Mortgage Loan Inc., Mortgage Pass-Through Certificates, Series 2006- AR2	3.517%	3/25/36	Caa2	726,991
862	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-3	3.443%	8/25/35	Caa2	764,144
2,248	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR7	3.347%	11/25/36	N/R	2,028,891
1,036	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-AR8	3.257%	7/25/37	Caa2	949,914
315	Commercial Mortgage Pass-Through Certificates, Series 2012-CR3, 144A	4.927%	10/15/45	A-	305,266
3,820	Commercial Mortgage Pass-Through Certificates, Series 2012-CR4, 144A	4.725%	10/15/45	BBB	3,306,773
3,250	Commercial Mortgage Pass-Through Certificates, Series CR5 A4, 144A	4.475%	12/10/45	Baa3	2,904,541
1,130	Core Industrial Trust, Series 2015-CALW, 144A	3.979%	2/10/34	B	1,101,843
453	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.750%	5/25/36	Ca	334,943
4,146	Countrywide Alternative Loan Trust, Securitization Pass-Through Certificates, Series 2007-HY7C A1	1.356%	8/25/37	Caa2	3,415,687
870	Countrywide CHL Mortgage Pass-Through Trust, Series 2005-HY10	3.553%	2/20/36	Caa2	733,208
1,568	Countrywide CHL Mortgage Pass-Through Trust, Series 2006-HYB1	3.234%	3/20/36	Caa3	1,349,141
3,350	Countrywide Home Loans Mortgage Pass-Through Certificates, Series 2005-HYB7	3.027%	11/20/35	Caa3	3,070,308
2,845	Credit Suisse Adjustable Rate Mortgage Trust, Series 2005-9	1.756%	11/25/35	BBB+	2,662,781
2,405	Credit Suisse First Boston Mortgage Acceptance Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-12	3.451%	3/25/36	Caa3	2,146,816
761	Credit Suisse First Boston Mortgage Securities Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-2	3.351%	5/25/36	D	708,133
3,910	CSAIL Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C1, 144A	3.942%	4/15/50	BBB-	3,379,013
4,700	CSAIL Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C3	3.504%	8/15/48	BBB-	3,583,925
1,015	Fannie Mae Connecticut Avenue Securities, Series 2016-C03	13.966%	10/25/28	N/R	1,407,486
2,600	Fannie Mae Connecticut Avenue Securities, Series 2016-C03	7.116%	10/25/28	B	3,032,431
2,780	Fannie Mae, Connecticut Ave Securities, Series 2015-C04	6.766%	4/25/28	BB-	3,129,312
313	Fannie Mae, Connecticut Avenue Securities, Series 2016-C04	2.666%	1/25/29	Baa2	316,426
2,970	Fannie Mae, Connecticut Avenue Securities, Series 2016-C05	11.966%	1/25/29	N/R	3,731,706
2,448	Fannie Mae, Connecticut Avenue Securities, Series 2016-C05	5.666%	1/25/29	B	2,699,772
799	Fannie Mae, Connecticut Avenue Securities, Series 2016-C05	2.566%	1/25/29	BBB-	805,828

18	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$15	Fannie Mae, Connecticut Avenue Securities, Series 2017-C01	6.966%	7/25/29	N/R	$17,058
5,545	Fannie Mae, Connecticut Avenue Securities, Series 2017-C02	6.716%	9/25/29	N/R	6,095,030
4,000	Fannie Mae, Connecticut Avenue Securities, Series 2017-C03	6.066%	10/25/29	N/R	4,279,638
2,185	Fannie Mae, Connecticut Avenue Securities, Series 2017-C04	6.266%	11/25/29	N/R	2,326,912
1,645	Fannie Mae, Connecticut Avenue Securities, Series 2017-C04	4.066%	11/25/29	B	1,668,121
2,812	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-FA3	6.000%	7/25/36	Ca	2,320,432
1,752	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-FA3	6.000%	7/25/36	Ca	1,445,654
2,477	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates, Series 2005-A7	3.079%	9/25/35	Caa2	2,218,649
2,381	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates, Series 2006-AA2	3.070%	5/25/36	Ca	2,147,517
17,710	Freddie Mac Collateralized Mortgage REMIC, Series 4338, (I/O)	2.568%	6/25/42	Aaa	2,537,073
4,045	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series K720, 144A	3.389%	7/25/22	Ba2	3,694,388
3,250	Freddie Mac Multifamily Aggregation Period Risk Transfer Trust, Series 2017-KT01, 144A	4.566%	2/25/20	Aaa	3,253,295
3,175	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, 144A	3.951%	8/25/47	Baa3	3,213,382
1,531	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2013-K31, 144A	3.742%	7/25/46	Baa2	1,511,951
2,000	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2014-K715, 144A	4.126%	2/25/46	Baa2	2,044,165
3,160	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2015-K44, 144A	3.810%	1/25/48	BBB-	3,048,941
2,320	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2015-K45, 144A	3.591%	4/25/48	BBB-	2,213,009
2,600	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2015-K50, 144A	3.779%	10/25/48	BBB-	2,469,349
1,295	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2015-K714, 144A	3.849%	1/25/47	Baa3	1,313,508
2,890	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2015-K718, 144A	3.547%	2/25/22	Ba2	2,703,756
1,299	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K56, 144A	4.072%	6/25/49	BBB-	1,208,055
810	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K59, 144A	3.575%	11/25/49	A-	790,276
1,070	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K60, 144A	3.537%	12/25/49	BBB-	966,312
1,400	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K722, 144A	3.966%	7/25/49	BBB-	1,319,631
980	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-K724, 144A	3.504%	11/25/23	BBB	961,446
1,740	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-K725, 144A	3.880%	2/25/24	BBB	1,623,468
975	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-K726, 144A	3.971%	4/25/24	BBB	921,088
2,300	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-KF30, 144A	4.245%	3/25/27	N/R	2,299,937
1,630	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013, (I/O)	2.909%	1/25/43	Aaa	153,251
17,405	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K025, (I/O)	1.811%	11/25/40	Aaa	1,418,264
22,841	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K031, (I/O)	1.714%	7/25/41	Aaa	1,958,220
16,460	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K034, (I/O)	1.782%	9/25/41	Aaa	1,482,999
13,300	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K037, (I/O)	2.281%	1/25/42	Aaa	1,648,197
4,220	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K061, (I/O)	2.205%	5/25/27	Aaa	676,677

NUVEEN	19

JLS	Nuveen Mortgage Opportunity Term Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$5,400	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K701, (I/O)	2.162%	7/25/48	Aaa	$38,403
31,850	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K714, (I/O)	1.851%	1/25/42	Aaa	1,744,781
13,450	Freddie Mac Multifamily Structures Pass- Through Certificates, Series 2011-K012, (I/O)	2.329%	1/25/41	Aaa	990,496
775	Freddie Mac Multifamily Trust, Structured Pass-Through Certificates, Series 2014-K37, 144A	4.558%	1/25/47	A-	809,944
15,800	Freddie Mac Structured Pass-Through Certificates, Series K711 X3, (I/O)	1.675%	8/25/40	Aaa	485,727
4,900	General Electric Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1	5.606%	12/10/49	Ba3	4,943,067
2,501	Ginnie Mae Mortgage Pool, (I/O)	4.000%	9/16/26	Aaa	284,773
13,731	Ginnie Mae Mortgage Pool, (I/O)	3.000%	12/16/27	Aaa	1,228,401
2,132	GMAC Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AR5	3.208%	9/19/35	CCC	1,722,315
2,591	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AF2	6.000%	12/25/35	N/R	2,287,515
2,316	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1	3.808%	4/19/36	Caa3	2,143,411
4,179	Goldman Sachs GSAA Home Equity Trust, Series 2007-8	1.666%	8/25/37	B3	3,901,148
259	Goldman Sachs Mortgage Securities Corporation, GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-AR1	3.292%	3/25/47	D	241,150
2,726	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1 2A4	3.417%	1/25/36	N/R	2,642,634
4,115	Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2014-GC20, 144A	5.020%	4/10/47	BBB-	2,989,961
2,370	Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2017-GS5, 144A	3.509%	3/10/50	BBB-	1,987,533
1,710	Goldman Sachs Mortgage Securities Trust, Series 2014-GC18	5.109%	1/10/47	A3	1,763,156
1,125	Government National Mortgage Association Pool, (I/O)	4.500%	10/20/39	Aaa	134,145
2,564	GSR Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-AR2	3.621%	5/25/37	D	2,235,950
4,404	HomeBanc Mortgage Trust, Mortgage-Backed Notes, Series 2005-5	1.476%	1/25/36	Caa1	3,938,596
3,073	HomeBanc Mortgage Trust, Mortgage-Backed Notes, Series 2006-2	1.396%	12/25/36	B3	2,873,041
1,661	IndyMac INDA Mortgage Loan Trust, Series 2007-AR3	3.499%	7/25/37	Caa2	1,510,516
2,943	IndyMac INDX Mortgage Loan Trust, Series 07-AR5	3.503%	5/25/37	Ca	2,474,290
3,374	IndyMac INDX Mortgage Loan Trust, Series 2005-AR11	3.196%	8/25/35	Caa3	2,793,663
428	IndyMac INDX Mortgage Loan Trust, Series 2005-AR23	3.135%	11/25/35	Caa3	377,384
669	IndyMac INDX Mortgage Loan Trust, Series 2006-AR11	3.608%	6/25/36	Ca	600,314
1,300	InSite Issuer LLC, Series 2016-1A, 144A	6.414%	11/15/46	BB-	1,337,214
3,019	JP Morgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-S4	5.960%	12/25/36	Ca	2,853,432
3,335	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates Trust, Series 2013-C16, 144A	5.140%	12/15/46	BBB-	3,189,234
712	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A5	6.000%	1/25/37	Caa3	583,942
1,705	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2011-C5, 144A	5.588%	8/15/46	Baa3	1,726,731
5,000	JP Morgan Chase Commercial Mortgage Securities Trust, Pass-Through Certificates, Series 2006-LDP9	5.337%	5/15/47	Ba1	4,956,282
125	JP Morgan Chase Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-CB17 AM	5.464%	12/12/43	Baa3	124,830
3,658	JP Morgan JPMBB Commercial Mortgage Securities Trust, Pass-Through Certificates, Series 2014-C23, 144A	4.107%	9/15/47	BBB-	3,087,561
4,200	JP Morgan Mortgage Acquisition Corporation, Asset-Backed Pass-Through Certificates, Series 2007-CH5	1.476%	6/25/37	Ba3	3,848,709
2,425	JP Morgan Mortgage Acquisition Trust, Series 2006-A6	3.329%	10/25/36	Caa2	2,161,532
1,044	JP Morgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-A4	3.562%	6/25/36	Caa2	983,816
1,045	JPMBD Commercial Mortgage Securities Trust, Series 2016-C4, 144A	3.225%	12/15/49	BBB-	808,569
1,457	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2016-3, 144A	3.051%	9/01/21	N/R	1,445,293

20	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$2,542	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2016-4, 144A	2.995%	10/01/21	N/R	$2,530,705
2,035	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2016-5, 144A	3.051%	11/01/21	N/R	2,033,641
2,690	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2017-1, 144A	3.051%	1/01/22	N/R	2,684,170
2,472	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2017-2, 144A	3.051%	2/01/22	N/R	2,473,981
1,168	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2017-3, 144A	3.051%	4/01/22	N/R	1,180,226
2,316	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-2	3.560%	8/25/36	Caa2	2,137,102
3,945	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-3	3.535%	6/25/37	D	3,313,918
3,900	ML_CFC Commercial Mortgage Trust, Pass-Through Certificates, Series 2007-8	6.076%	8/12/49	BB	3,899,391
1,925	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, 144A	4.990%	2/15/47	BBB-	1,747,261
4,130	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-HQ8	5.628%	3/12/44	AA	4,124,539
2,045	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-TOP21, 144A	5.411%	10/12/52	Ba2	1,452,052
1,525	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-TOP21, 144A	5.411%	10/12/52	B2	137,250
396	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14	5.920%	4/15/49	A+	400,596
2,653	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-TOP25	5.574%	11/12/49	Ba2	2,679,371
2,025	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2008-T29, 144A	6.503%	1/11/43	BBB-	2,011,534
1,510	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-BNK2, 144A	3.000%	11/15/49	BBB-	1,214,766
2,079	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	3.447%	3/25/36	Caa3	1,798,173
459	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-15AR	3.298%	11/25/37	CCC	389,826
3,299	Mortgage IT Trust, Mortgage-Backed Notes, Series 2005-5	1.476%	12/25/35	Baa2	3,083,729
866	Nationstar HECM Loan Trust, Series 2017-1A, 144A	1.968%	5/25/27	Aaa	866,171
611	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2016-3A, 144A	3.250%	9/25/56	Aaa	621,313
2,006	Opteum Mortgage Acceptance Corporation, Asset-Backed Pass-Through Certificates, Series 2006-1	1.516%	4/25/36	CCC	1,868,663
2,870	Residential Accredit Loans Inc., Hybrid Adjustable Rate Mortgages, Series 2006-QA6	1.406%	7/25/36	Caa3	2,521,157
4,380	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA10 A31	4.110%	9/25/35	Caa3	3,715,015
2,552	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS1	5.750%	1/25/36	Caa3	2,395,188
1,204	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA6	3.961%	5/25/35	Caa3	939,651
947	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA1	4.320%	1/25/36	Caa3	788,147
1,586	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS2	6.250%	1/25/37	Caa3	1,301,885
7,295	Residential Asset Mortgage Products, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-NC2	1.506%	2/25/36	A2	7,022,141
1,182	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates Series 2006-SA2	4.555%	8/25/36	N/R	1,039,942
1,816	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates Series 2007-SA3	4.622%	7/27/37	N/R	1,616,496
1,062	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates, Series 2006-SA3	4.351%	9/25/36	N/R	862,798

NUVEEN	21

JLS	Nuveen Mortgage Opportunity Term Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$1,853	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates, Series 2007-SA2	3.972%	4/25/37	Caa2	$1,781,595
1,981	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates, Series 2007-SA2	3.972%	4/25/37	Caa2	1,905,604
3,594	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	3.357%	2/20/47	D	3,215,293
3,792	Structured Adjustable Rate Mortgage Loan Pass-Through Trust, Series 2007-6 2A1	1.406%	7/25/37	CCC	3,462,551
2,967	Structured Agency Credit Risk Debt Notes, Series 2014-DN2	2.866%	4/25/24	AA-	3,014,380
1,142	Structured Agency Credit Risk Debt Notes, Series 2015-DNA1	10.416%	10/25/27	N/R	1,483,488
5,361	Structured Agency Credit Risk Debt Notes, Series 2015-DNA3	4.066%	4/25/28	BBB+	5,552,878
3,505	Structured Agency Credit Risk Debt Notes, Series 2015-HQ2	3.166%	5/25/25	A	3,571,295
500	Structured Agency Credit Risk Notes, Series 2015-HQA1	10.016%	3/25/28	N/R	576,365
2,256	Structured Agency Credit Risk Notes, Series 2015-HQA2	11.716%	5/25/28	N/R	2,830,100
4,340	Structured Agency Credit Risk Notes, Series 2016-DNA1	6.766%	7/25/28	Ba2	5,119,951
4,775	Structured Agency Credit Risk Notes, Series 2016-DNA1	4.116%	7/25/28	Baa1	4,971,097
250	Structured Agency Credit Risk Notes, Series 2016-DNA2	11.716%	10/25/28	N/R	314,231
4,880	Structured Agency Credit Risk Notes, Series 2016-HQA1	3.966%	9/25/28	BBB-	5,063,688
3,283	Structured Agency Credit Risk Notes, Series 2016-HQA2	3.466%	11/25/28	Baa2	3,373,655
2,500	Structured Agency Credit Risk Notes, Series 2016-HQA3	10.216%	3/25/29	N/R	2,825,301
4,074	Structured Agency Credit Risk Notes, Series 2016-HQA3	2.566%	3/25/29	BBB-	4,139,757
3,385	Structured Agency Credit Risk Notes, Series 2016-HQA4	9.966%	4/25/29	N/R	3,737,994
4,260	Structured Agency Credit Risk Notes, Series 2016-HQA4	2.324%	4/25/29	BBB-	4,307,698
1,650	Structured Agency Credit Risk Notes, Series 2017-DNA2	12.466%	10/25/29	N/R	1,747,691
3,400	Structured Agency Credit Risk Notes, Series 2017-DNA2	4.666%	10/25/29	B+	3,590,737
4,063	Structured Agency Credit Risk Notes, Series 2017-DNA2	2.416%	10/25/29	BBB-	4,122,311
8,950	Structured Agency Credit Risk Notes, Series 2017-HQA1	6.216%	8/25/29	N/R	9,535,580
3,948	Structured Agency Credit Risk Notes, Series 2017-HQA1	2.416%	8/25/29	Baa3	3,991,770
1,805	Structured Agency Credit Risk Notes, Series 2017-HQA2	5.909%	12/25/29	N/R	1,882,122
2,923	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-1	3.546%	2/25/37	N/R	2,540,287
1,906	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-2	3.611%	4/25/37	N/R	1,574,786
1,207	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-4	3.560%	10/25/37	Caa1	1,148,315
1,320	TMSQ Mortgage Trust, Series 2014-1500, 144A	3.963%	10/10/36	Baa1	1,285,836
1,808	Vericrest Opportunity Loan Transferee, Series 2017-NPL1, 144A	3.250%	5/25/47	N/R	1,810,594
2,129	Vericrest Opportunity Loan Transferee, Series 2017-NPL2, 144A	3.500%	3/25/47	N/R	2,132,839
3,898	Vericrest Opportunity Loan Transferee, Series 2017-NPL3, 144A	3.500%	3/25/47	N/R	3,910,094
2,427	Vericrest Opportunity Loan Transferee, Series 2017-NPL4, 144A	3.375%	4/25/47	N/R	2,425,176
2,600	Vericrest Opportunity Loan Transferee, Series 2017-NPL5, 144A	5.375%	5/28/47	N/R	2,589,605
4,990	Vericrest Opportunity Loan Transferee, Series 2017-NPL7, 144A	5.375%	4/25/59	N/R	4,971,988
2,275	Vericrest Opportunity Loan Transferee, Series 2017-NPL8, 144A, (3)	5.000%	6/25/47	N/R	2,262,840
3,825	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C21, 144A	5.468%	10/15/44	B+	3,422,916
2,555	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30	5.413%	12/15/43	B+	2,588,040
1,366	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C31	6.126%	4/15/47	B3	1,386,099
2,834	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C31	5.660%	4/15/47	A+	2,893,589
1,294	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR14	2.708%	11/25/36	D	1,228,976
1,930	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR	2.567%	1/25/37	D	1,733,001
4,350	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17	1.512%	12/25/46	Caa3	3,780,198
1,730	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-5	6.000%	7/25/36	Ca	1,457,603
4,101	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-AR	2.812%	12/25/36	N/R	3,565,618
2,074	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-AR7	1.712%	7/25/46	Caa3	1,882,901

22	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$1,299	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-HY1	1.376%	2/25/37	Caa3	$1,052,025
846	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA1	6.000%	3/25/37	Caa3	760,985
2,033	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA6	3.186%	12/28/37	N/R	1,987,195
4,850	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS1	4.240%	5/15/48	BBB-	4,198,929
735	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-BNK1, 144A	3.000%	8/15/49	BBB-	592,491
2,263	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates, Series 2007-AR8	3.139%	11/25/37	Caa2	2,136,292
2,831	Wells Fargo Mortgage Backed Securities, Collateralized Mortgage Obligation, Series 2007-AR7 A1	3.161%	12/28/37	Caa3	2,716,665
2,430	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2014-C20, 144A	3.986%	5/15/47	N/R	1,890,289
$681,675	Total Mortgage-Backed Securities (cost $478,907,373)				493,441,170

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 1.3% (0.9% of Total Investments)

$4,700	U.S. Treasury Bonds	3.625%	8/15/43	Aaa	$5,413,629
$4,700	Total U.S. Government and Agency Obligations (cost $5,227,159)				5,413,629
	Total Long-Term Investments (cost $533,465,927)				548,576,712

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 6.6% (4.8% of Total Investments)

	REPURCHASE AGREEMENTS – 6.6% (4.8% of Total Investments)

$27,438	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/17, repurchase price $27,438,183, collateralized by $27,700,000, U.S. Treasury Notes, 2.125%, due 2/29/24, value $27,991,293	0.120%	7/03/17	$27,437,909
	Total Short-Term Investments (cost $27,437,909)			27,437,909
	Total Investments (cost $560,903,836) – 137.4%			576,014,621
	Borrowings – (35.1)% (4), (5)			(147,200,000)
	Other Assets Less Liabilities – (2.3)%			(9,460,180)
	Net Assets – 100%			$419,354,441

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Borrowings as a percentage of Total Investments is 25.6%.

(5)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(I/O)	Interest only security.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

NUVEEN	23

See accompanying notes to financial statements.

JMT

Nuveen Mortgage Opportunity Term Fund 2
Portfolio of Investments	June 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 133.9% (95.7% of Total Investments)

	ASSET-BACKED SECURITIES – 13.3% (9.5% of Total Investments)

$770	Atlas Senior Loan Fund Ltd, Series 2012-2A, 144A	5.070%	1/30/24	BBB	$770,195
250	BlueMountain Collateralized Loan Obligation, Series 2014-1A, 144A	4.620%	4/30/26	BBB	251,370
680	Bowman Park CLO Limited, Series 2014-1A, 144A	4.536%	11/23/25	BBB-	680,990
275	CIFC Funding Limited, Series 2012-2A, 144A	4.868%	12/5/24	BBB	275,111
300	CIFC Funding Limited, Series 2012-3A, 144A	5.039%	1/29/25	BBB+	300,118
625	CIFC Funding Limited, Series 2014-3A, 144A	4.553%	7/22/26	Baa3	625,427
1,255	DT Auto Owner Trust, Series 2017-2A, 144A	2.440%	2/15/21	AA	1,255,479
290	Green Tree Agency Funding Trust, Manufactured Housing Contract Pass-Through Certificates, Series 2016-T1, 144A	2.380%	10/15/48	AAA	288,799
550	Magnetite CLO Limited, Series 2012-7A, 144A	4.908%	1/15/25	A2	551,740
360	Marine Park CLO Limited, Series 2012-1A, 144A	4.731%	5/18/23	BBB	360,043
750	Octagon Investment Partners, Series 2013-1A, 144A	4.155%	10/25/25	BBB	749,959
1,196	Prestige Auto Receivables Trust, Series 2016-2A, 144A	3.910%	11/15/22	BBB	1,209,469
1,100	Santander Drive Auto Receivables Trust, Series 2015-5	3.650%	12/15/21	A-	1,124,268
235	Seneca Park CLO Limited, Asset-Backed Securities, Series 2014-1A, 144A	4.658%	7/17/26	Baa3	235,003
180	SLM Student Loan Trust, Series 2003-4, 144A	1.996%	3/15/33	AAA	177,882
467	SLM Student Loan Trust, Series 2003-7A, 144A	2.446%	12/15/33	AAA	471,401
942	SLM Student Loan Trust, Series 2008-1, Class A1	1.806%	1/25/22	A	937,127
1,196	SLM Student Loan Trust, Series 2008-5	2.856%	7/25/23	AA+	1,228,563
1,130	SLM Student Loan Trust, Series 2008-9 Class A	2.656%	4/25/23	AA+	1,154,109
611	SLM Student Loan Trust, Series 2012-6	1.966%	5/26/26	Ba1	608,425
338	Sofi Consumer Loan Program Trust, Series 2016-3, 144A	3.050%	12/26/25	N/R	341,848
659	Sofi Consumer Loan Program Trust, Series 2017-1, 144A	3.280%	1/26/26	N/R	667,235
495	Sofi Consumer Loan Program Trust, Series 2017-3, 144A	2.770%	5/25/26	AA	497,347
530	Sofi Consumer Loan Program Trust, Series 2017-4, 144A, (WI/DD)	2.500%	6/25/26	AA	529,904
445	United Auto Credit Securitization Trust, Series 2017-1, 144A	5.090%	3/10/23	BB-	444,902
685	Voya CLO Limited, Series 2012-3AR, 144A	5.108%	10/15/22	BBB	686,005
$16,314	Total Asset-Backed Securities (cost $16,295,032)				16,422,719

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES – 119.3% (85.3% of Total Investments)

$839	Angel Oak Mortgage Trust, Series 2016-1, 144A	3.500%	7/25/46	N/R	$841,480
351	Angel Oak Mortgage Trust, Series 2017-1, 144A	3.644%	1/25/47	A	351,239
525	Angel Oak Mortgage Trust, Series 2017-2, 144A, (WI/DD)	2.478%	7/25/47	AAA	524,994
2,000	Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-W2	1.706%	10/25/35	BB	1,922,287
538	Bank of America Alternative Loan Trust, Pass-Through Certificates, Series 2006-6	6.000%	7/25/46	Caa3	472,094
925	Bank of America Merrill Lynch Large Loan Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-200P, 144A	3.716%	4/14/33	BB-	868,054
530	Bank of America Mortgage Securities Inc., Mortgage Pass-Through Certificates, Series 2007-1	6.000%	3/25/37	Caa3	483,315
600	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-1	5.842%	9/10/45	Baa1	598,660
1,565	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	3.167%	9/15/48	BBB-	1,253,598
495	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7, 144A	3.261%	9/15/48	BB-	299,353
1,541	Bank of America Funding Trust, Series 2007-A 2A1	1.372%	2/20/47	CCC	1,441,573
991	Bayview Opportunity Master Fund Trust, Series 2016-CRT1, 144A	2.794%	10/27/27	A-	990,695
1,737	Bayview Opportunity Master Fund Trust, Series 2017-CRT1, 144A	3.194%	10/25/28	BBB-	1,738,166
876	Bayview Opportunity Master Fund Trust, Series 2017-CRT2, 144A	3.044%	11/25/27	BBB-	875,738
446	Bayview Opportunity Master Fund Trust, Series 2017-NPL1, 144A	3.598%	1/28/32	N/R	444,938
975	BB UBS Trust, Series 2012-SHOW, 144A	4.160%	11/5/36	Baa1	954,023

24	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$1,792	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2006-AA2	1.386%	1/25/37	Caa3	$1,557,789
1,463	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2007 AA1 2A1	1.396%	3/25/37	Caa3	1,378,141
533	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-3	3.579%	6/25/35	Caa2	514,536
1,182	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-4	3.225%	10/25/36	N/R	1,041,389
314	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificates, Series 2005-12	3.282%	2/25/36	Caa3	310,086
1,201	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificates, Series 2005-12	3.709%	2/25/36	Caa3	1,117,072
545	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	3.390%	2/25/47	N/R	475,445
2,000	Carrington Mortgage Loan Trust, Asset-Backed Pass-Through Certificates, Series 2005-NC5	1.696%	10/25/35	BB	1,918,397
1,170	Carrington Securities LP, Mortgage Loan Trust Asset-Backed Pass-Through Certificates, Series 2007-HE1	1.366%	6/25/37	Ba1	1,100,463
547	CDGJ Commercial Mortgage Trust, Mortgage Pass-Through Certificates, Series 2014-BXCH, 144A	5.377%	12/15/27	BB-	548,900
1,208	Chaseflex Trust, Series 2007-2	1.304%	5/25/37	CCC	1,128,467
210	Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-GC29, 144A	3.110%	4/10/48	BBB-	154,706
290	Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-CD3, 144A	3.250%	2/10/50	BBB-	238,296
685	Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-CD4, 144A	3.300%	5/10/50	BBB-	570,558
108	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2006- AR2	3.517%	3/25/36	Caa2	95,657
133	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-3	3.443%	8/25/35	Caa2	118,055
337	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR8	3.257%	7/25/37	Caa2	309,196
190	Commercial Mortgage Pass-Through Certificates, Series 2012-CR3, 144A	4.927%	10/15/45	A-	184,129
1,180	Commercial Mortgage Pass-Through Certificates, Series 2012-CR4, 144A	4.725%	10/15/45	BBB	1,021,464
970	Commercial Mortgage Pass-Through Certificates, Series CR5 A4, 144A	4.475%	12/10/45	Baa3	866,894
350	Core Industrial Trust, Series 2015-CALW, 144A	3.979%	2/10/34	B	341,279
1,125	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.750%	5/25/36	Ca	831,854
1,274	Countrywide Alternative Loan Trust, Securitization Pass-Through Certificates, Series 2007-HY7C A1	1.356%	8/25/37	Caa2	1,049,263
1,298	Countrywide CHL Mortgage Pass-Through Trust, Series 2006-HYB1	3.234%	3/20/36	Caa3	1,116,899
1,040	Countrywide Home Loans Mortgage Pass-Through Certificates, Series 2005-HYB7	3.027%	11/20/35	Caa3	953,357
963	Countrywide Home Loans, Mortgage Pass-Through Trust, Series 2007-HY04	3.164%	9/25/47	N/R	895,316
898	Credit Suisse Adjustable Rate Mortgage Trust, Series 2005-9	1.756%	11/25/35	BBB+	840,737
392	Credit Suisse First Boston Mortgage Acceptance Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-12	3.451%	3/25/36	Caa3	349,539
230	Credit Suisse First Boston Mortgage Securities Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-2	3.351%	5/25/36	D	214,022
1,150	CSAIL Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C1, 144A	3.942%	4/15/50	BBB-	993,828
1,400	CSAIL Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C3	3.504%	8/15/48	BBB-	1,067,552
300	Fannie Mae Connecticut Avenue Securities, Series 2016-C03	13.966%	10/25/28	N/R	416,006
800	Fannie Mae Connecticut Avenue Securities, Series 2016-C03	7.116%	10/25/28	B	933,056
815	Fannie Mae, Connecticut Avenue Securities, Series 2015-C04	6.766%	4/25/28	BB-	917,406
95	Fannie Mae, Connecticut Avenue Securities, Series 2016-C04	2.666%	1/25/29	Baa2	95,918
880	Fannie Mae, Connecticut Avenue Securities, Series 2016-C05	11.966%	1/25/29	N/R	1,105,691
717	Fannie Mae, Connecticut Avenue Securities, Series 2016-C05	5.666%	1/25/29	B	790,742
234	Fannie Mae, Connecticut Avenue Securities, Series 2016-C05	2.566%	1/25/29	BBB-	235,961
10	Fannie Mae, Connecticut Avenue Securities, Series 2017-C01	6.966%	7/25/29	N/R	11,372
1,635	Fannie Mae, Connecticut Avenue Securities, Series 2017-C02	6.716%	9/25/29	N/R	1,797,182
1,250	Fannie Mae, Connecticut Avenue Securities, Series 2017-C03	6.066%	10/25/29	N/R	1,337,387
595	Fannie Mae, Connecticut Avenue Securities, Series 2017-C04	6.266%	11/25/29	N/R	633,644
475	Fannie Mae, Connecticut Avenue Securities, Series 2017-C04	4.066%	11/25/29	B	481,676

NUVEEN	25

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$973	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-FA3	6.000%	7/25/36	Ca	$803,059
512	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-FA3	6.000%	7/25/36	Ca	422,681
1,036	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates, Series 2005-A7	3.079%	9/25/35	Caa2	927,814
711	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates, Series 2006-AA2	3.070%	5/25/36	Ca	641,466
5,230	Freddie Mac Collateralized Mortgage REMIC, Series 4338, (I/O)	2.568%	6/25/42	Aaa	749,232
1,196	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series K720, 144A	3.389%	7/25/22	Ba2	1,092,637
965	Freddie Mac Multifamily Aggregation Period Risk Transfer Trust, Series 2017-KT01, 144A	4.566%	2/25/20	Aaa	965,978
1,175	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, 144A	3.951%	8/25/47	Baa3	1,189,204
600	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2014-K715, 144A	4.126%	2/25/46	Baa2	613,250
935	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2015-K44, 144A	3.810%	1/25/48	BBB-	902,139
660	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2015-K45, 144A	3.591%	4/25/48	BBB-	629,563
385	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2015-K714, 144A	3.849%	1/25/47	Baa3	390,502
865	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2015-K718, 144A	3.547%	2/25/22	Ba2	809,256
384	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K56, 144A	4.072%	6/25/49	BBB-	357,116
480	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K59, 144A	3.575%	11/25/49	A-	468,312
315	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K60, 144A	3.537%	12/25/49	BBB-	284,475
270	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K722, 144A	3.966%	7/25/49	BBB-	254,500
290	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-K724, 144A	3.504%	11/25/23	BBB	284,510
515	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-K725, 144A	3.880%	2/25/24	BBB	480,509
290	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-K726, 144A	3.971%	4/25/24	BBB	273,965
675	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-KF30, 144A	4.245%	3/25/27	N/R	674,981
770	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2015-K50, 144A	3.779%	10/25/48	BBB-	731,307
5,375	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K025, (I/O)	1.811%	11/25/40	Aaa	437,987
7,001	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K031, (I/O)	1.714%	7/25/41	Aaa	600,189
5,015	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K034, (I/O)	1.782%	9/25/41	Aaa	451,837
3,975	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K037, (I/O)	2.281%	1/25/42	Aaa	492,585
1,245	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K061, (I/O)	2.205%	5/25/27	Aaa	199,636
10,374	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K714, (I/O)	1.851%	1/25/42	Aaa	568,273
1,300	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013, (I/O)	2.909%	1/25/43	Aaa	122,225
4,579	Freddie Mac Multifamily Structures Pass-Through Certificates, Series 2011-K012, (I/O)	2.329%	1/25/41	Aaa	337,191
225	Freddie Mac Multifamily Trust, Structured Pass-Through Certificates, Series 2014-K37, 144A	4.558%	1/25/47	A-	235,145
4,885	Freddie Mac Structured Pass-Through Certificates, Series K711 X3, (I/O)	1.675%	8/25/40	Aaa	150,188
1,450	General Electric Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1	5.606%	12/10/49	Ba3	1,462,744
738	Ginnie Mae Mortgage Pool, (I/O)	4.000%	9/16/26	Aaa	84,053
4,069	Ginnie Mae Mortgage Pool, (I/O)	3.000%	12/16/27	Aaa	364,040
797	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AF2	6.000%	12/25/35	N/R	703,678
693	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1	3.808%	4/19/36	Caa3	641,357

26	NUVEEN

JMT	Nuveen Mortgage Opportunity Term Fund 2
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$1,290	Goldman Sachs GSAA Home Equity Trust, Series 2007-8	1.666%	8/25/37	B3	$1,204,502
271	Goldman Sachs Mortgage Securities Corporation, GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-AR1	3.292%	3/25/47	D	252,651
890	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1 2A4	3.417%	1/25/36	N/R	862,571
1,130	Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2014-GC20, 144A	5.020%	4/10/47	BBB-	821,059
701	Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2017-GS5, 144A	3.509%	3/10/50	BBB-	587,874
525	Goldman Sachs Mortgage Securities Trust, Series 2014-GC18	5.109%	1/10/47	A3	541,320
375	Government National Mortgage Association Pool, (I/O)	4.500%	10/20/39	Aaa	44,715
261	GSR Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-AR2	3.621%	5/25/37	D	227,717
1,359	HomeBanc Mortgage Trust, Mortgage-Backed Notes, Series 2005-5	1.476%	1/25/36	Caa1	1,215,740
922	HomeBanc Mortgage Trust, Mortgage-Backed Notes, Series 2006-2	1.396%	12/25/36	B3	861,912
621	IndyMac INDA Mortgage Loan Trust, Series 2007-AR3	3.499%	7/25/37	Caa2	564,645
880	IndyMac INDX Mortgage Loan Trust, Series 07-AR5	3.503%	5/25/37	Ca	739,736
1,006	IndyMac INDX Mortgage Loan Trust, Series 2005-AR11	3.196%	8/25/35	Caa3	833,020
1,386	IndyMac INDX Mortgage Loan Trust, Series 2005-AR23	3.135%	11/25/35	Caa3	1,223,322
196	IndyMac INDX Mortgage Loan Trust, Series 2006-AR11	3.608%	6/25/36	Ca	175,757
559	IndyMac INDX Mortgage Loan Trust, Series 2006-AR3	2.942%	3/25/36	Ca	494,873
385	InSite Issuer LLC, Series 2016-1A, 144A	6.414%	11/15/46	BB-	396,021
915	JP Morgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-S4	5.960%	12/25/36	Ca	864,676
221	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A5	6.000%	1/25/37	Caa3	181,022
505	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2011-C5, 144A	5.588%	8/15/46	Baa3	511,437
980	JP Morgan Chase Commercial Mortgage Securities Corporation, Pass-Through Certificates Trust, Series 2013-C16, 144A	5.140%	12/15/46	BBB-	937,166
1,300	JP Morgan Chase Commercial Mortgage Securities Trust, Pass-Through Certificates, Series 2006-LDP9	5.337%	5/15/47	Ba1	1,288,633
38	JP Morgan Chase Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-CB17 AM	5.464%	12/12/43	Baa3	37,992
1,084	JP Morgan JPMBB Commercial Mortgage Securities Trust, Pass-Through Certificates, Series 2014-C23, 144A	4.107%	9/15/47	BBB-	914,958
1,250	JP Morgan Mortgage Acquisition Corporation, Asset-Backed Pass-Through Certificates, Series 2007-CH5	1.476%	6/25/37	Ba3	1,145,449
740	JP Morgan Mortgage Acquisition Trust, Series 2006-A6	3.329%	10/25/36	Caa2	659,450
330	JP Morgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-A4	3.562%	6/25/36	Caa2	310,566
305	JPMBD Commercial Mortgage Securities Trust, Series 2016-C4, 144A	3.225%	12/15/49	BBB-	236,325
144	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2016-3, 144A	3.051%	9/1/21	N/R	142,941
752	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2016-4, 144A	2.995%	10/1/21	N/R	748,527
601	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2016-5, 144A	3.051%	11/1/21	N/R	600,538
795	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2017-1, 144A	3.051%	1/1/22	N/R	792,947
728	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2017-2, 144A	3.051%	2/1/22	N/R	728,734
344	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2017-3, 144A	3.051%	4/1/22	N/R	347,701
1,011	Merrill Lynch Mortgage-Backed Securities Trust, Mortgage Loan Asset-Backed Notes, Series 2007-2	3.560%	8/25/36	Caa2	932,425
1,206	Merrill Lynch Mortgage-Backed Securities Trust, Mortgage Loan Asset-Backed Notes, Series 2007-3	3.535%	6/25/37	D	1,012,916
1,100	ML_CFC Commercial Mortgage Trust, Pass-Through Certificates, Series 2007-8	6.076%	8/12/49	BB	1,099,828
575	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, 144A	4.990%	2/15/47	BBB-	521,909
625	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-TOP21, 144A	5.411%	10/12/52	Ba2	443,781

NUVEEN	27

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$440	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-TOP21, 144A	5.411%	10/12/52	B2	$39,600
1,230	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-HQ8	5.628%	3/12/44	AA	1,228,374
119	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14	5.920%	4/15/49	A+	120,179
792	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-TOP25	5.574%	11/12/49	Ba2	800,332
600	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2008-T29, 144A	6.503%	1/11/43	BBB-	596,010
445	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-BNK2, 144A	3.000%	11/15/49	BBB-	357,994
167	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	3.447%	3/25/36	Caa3	144,125
1,290	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-13	6.000%	10/25/37	D	1,092,459
544	Mortgage Asset Securitization Transactions Inc., Adjustable Rate Mortgage Pass-Through Certificates, Series 2007-HF2	1.334%	9/25/37	B1	501,107
440	Mortgage IT Trust, Mortgage-Backed Notes, Series 2005-5	1.476%	12/25/35	Baa2	411,202
262	Nationstar HECM Loan Trust, Series 2017-1A, 144A	1.968%	5/25/27	Aaa	261,964
183	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2016-3A, 144A	3.250%	9/25/56	Aaa	185,652
584	Opteum Mortgage Acceptance Corporation, Asset-Backed Pass-Through Certificates, Series 2006-1	1.516%	4/25/36	CCC	544,482

893	Residential Accredit Loans Inc., Hybrid Adjustable Rate Mortgages, Series 2006-QA6	1.406%	7/25/36	Caa3	784,018

1,362	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA10 A31	4.110%	9/25/35	Caa3	1,154,927
788	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS1	5.750%	1/25/36	Caa3	739,230
497	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS2	6.250%	1/25/37	Caa3	407,590
719	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA1	4.320%	1/25/36	Caa3	598,639
2,255	Residential Asset Mortgage Products, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-NC2	1.506%	2/25/36	A2	2,170,655
247	Residential Funding Mortgage Securities I, Mortgage Pass-Through Certificates, Series 2007-SA2	3.972%	4/25/37	Caa2	237,016
1,064	Residential Funding Mortgage Securities I, Mortgage Pass-Through Certificates, Series 2007-SA2	3.972%	4/25/37	Caa2	1,022,486
1,101	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	3.357%	2/20/47	D	985,452
1,164	Structured Adjustable Rate Mortgage Loan Pass-Through Trust, Series 2007-6 2A1	1.406%	7/25/37	CCC	1,063,498
878	Structured Agency Credit Risk Debt Notes, Series 2014-DN2	2.866%	4/25/24	AA-	892,148
339	Structured Agency Credit Risk Debt Notes, Series 2015-DNA1	10.416%	10/25/27	N/R	440,512
1,547	Structured Agency Credit Risk Debt Notes, Series 2015-DNA3	4.066%	4/25/28	BBB+	1,602,698
900	Structured Agency Credit Risk Debt Notes, Series 2015-HQ2	3.166%	5/25/25	A	917,278
629	Structured Agency Credit Risk Notes, Series 2015-HQA2	11.716%	5/25/28	N/R	788,922
1,292	Structured Agency Credit Risk Notes, Series 2016-DNA1	6.766%	7/25/28	Ba2	1,524,188
1,425	Structured Agency Credit Risk Notes, Series 2016-DNA1	4.116%	7/25/28	Baa1	1,483,521
1,443	Structured Agency Credit Risk Notes, Series 2016-HQA1	3.966%	9/25/28	BBB-	1,497,316
1,109	Structured Agency Credit Risk Notes, Series 2016-HQA2	3.466%	11/25/28	Baa2	1,139,623
810	Structured Agency Credit Risk Notes, Series 2016-HQA3	10.216%	3/25/29	N/R	915,398
1,196	Structured Agency Credit Risk Notes, Series 2016-HQA3	2.566%	3/25/29	BBB-	1,215,304
1,015	Structured Agency Credit Risk Notes, Series 2016-HQA4	9.966%	4/25/29	N/R	1,120,846
1,260	Structured Agency Credit Risk Notes, Series 2016-HQA4	2.324%	4/25/29	BBB-	1,274,108
470	Structured Agency Credit Risk Notes, Series 2017-DNA2	12.466%	10/25/29	N/R	497,827
1,000	Structured Agency Credit Risk Notes, Series 2017-DNA2	4.666%	10/25/29	B+	1,056,099
1,214	Structured Agency Credit Risk Notes, Series 2017-DNA2	2.416%	10/25/29	BBB-	1,231,666
2,130	Structured Agency Credit Risk Notes, Series 2017-HQA1	6.216%	8/25/29	N/R	2,269,361
1,174	Structured Agency Credit Risk Notes, Series 2017-HQA1	2.416%	8/25/29	Baa3	1,187,675

28	NUVEEN

JMT	Nuveen Mortgage Opportunity Term Fund 2
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$530	Structured Agency Credit Risk Notes, Series 2017-HQA2	5.909%	12/25/29	N/R	$552,645
1,094	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-1	3.546%	2/25/37	N/R	950,439
380	TMSQ Mortgage Trust, Series 2014-1500, 144A	3.963%	10/10/36	Baa1	370,165
501	Vericrest Opportunity Loan Transferee, Series 2017-NPL1, 144A	3.250%	5/25/47	N/R	501,320
641	Vericrest Opportunity Loan Transferee, Series 2017-NPL2, 144A	3.500%	3/25/47	N/R	642,196
1,146	Vericrest Opportunity Loan Transferee, Series 2017-NPL3, 144A	3.500%	3/25/47	N/R	1,150,028
718	Vericrest Opportunity Loan Transferee, Series 2017-NPL4, 144A	3.375%	4/25/47	N/R	717,831
780	Vericrest Opportunity Loan Transferee, Series 2017-NPL5, 144A	5.375%	5/28/47	N/R	776,881
1,505	Vericrest Opportunity Loan Transferee, Series 2017-NPL7, 144A	5.375%	4/25/59	N/R	1,499,568
685	Vericrest Opportunity Loan Transferee, Series 2017-NPL8, 144A, (3)	5.000%	6/25/47	N/R	681,339
791	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30	5.413%	12/15/43	B+	801,060
455	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C31	6.126%	4/15/47	B3	462,034
854	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C31	5.660%	4/15/47	A+	872,040
1,175	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C21, 144A	5.468%	10/15/44	B+	1,051,484
388	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR14	2.708%	11/25/36	D	368,249
458	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR	2.567%	1/25/37	D	411,117
1,297	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17	1.512%	12/25/46	Caa3	1,126,864
384	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-HY1	1.376%	2/25/37	Caa3	311,144
623	Washington Mutual Mortgage Securities Corporation. Mortgage Pass-Through Certificates, Series 2006-AR7	1.712%	7/25/46	Caa3	565,170
1,089	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA1	6.000%	3/25/37	Caa3	979,198
623	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates Series 2007-PA6	3.186%	12/28/37	N/R	609,020
1,440	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS1	4.240%	5/15/48	BBB-	1,246,692
215	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-BNK1, 144A	3.000%	8/15/49	BBB-	173,314
690	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates, Series 2007-AR8	3.139%	11/25/37	Caa2	651,780
574	Wells Fargo Mortgage Backed Securities, Collateralized Mortgage Obligation, Series 2007-AR7 A1	3.161%	12/28/37	Caa3	550,514
730	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2014-C20, 144A	3.986%	5/15/47	N/R	567,864
$204,960	Total Mortgage-Backed Securities (cost $143,013,311)				147,515,911

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 1.3% (0.9% of Total Investments)

$1,425	U.S. Treasury Bonds	3.625%	8/15/43	Aaa	$1,641,366
$1,425	Total U.S. Government and Agency Obligations (cost $1,584,830)				1,641,366
	Total Long-Term Investments (cost $160,893,173)				165,579,996

NUVEEN	29

JMT	Nuveen Mortgage Opportunity Term Fund 2
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 6.0% (4.3% of Total Investments)

	REPURCHASE AGREEMENTS – 6.0% (4.3% of Total Investments)

$7,440	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/17, repurchase price $7,440,026, collateralized by $7,740,000, U.S. Treasury Notes, 2.000%, due 11/15/26, value $7,588,830	0.120%	7/03/17	$7,439,952
	Total Short-Term Investments (cost $7,439,952)			7,439,952
	Total Investments (cost $168,333,125) – 139.9%			173,019,948
	Borrowings – (37.4)% (4), (5)			(46,200,000)
	Other Assets Less Liabilities – (2.5)%			(3,129,303)
	Net Assets – 100%			$123,690,645

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Borrowings as a percentage of Total Investments is 26.7%.

(5)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(I/O)	Interest only security.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

30	NUVEEN

See accompanying notes to financial statements.

Statement of Assets and Liabilities	June 30, 2017 (Unaudited)

	JLS	JMT
Assets
Long-term investments, at value (cost $533,465,927 and $160,893,173, respectively)	$548,576,712	$165,579,996
Short-term investments, at value (cost approximates value)	27,437,909	7,439,952
Cash	45,454	—
Receivable for:
Interest	1,730,613	549,405
Investments sold	3,512,400	884,114
Other assets	40,270	4,911
Total assets	581,343,358	174,458,378
Liabilities
Cash overdraft	—	7,214
Borrowings	147,200,000	46,200,000
Payable for:
Dividends	1,774,601	528,833
Investments purchased	11,985,710	3,631,238
Accrued expenses:
Management fees	507,328	154,550
Interest on borrowings	310,190	97,356
Trustees fees	39,023	2,044
Other	172,065	146,498
Total liabilities	161,988,917	50,767,733
Net assets	$419,354,441	$123,690,645
Shares outstanding	15,888,417	4,871,277
Net asset value (“NAV”) per share outstanding	$26.39	$25.39
Net assets consist of:
Shares, $0.01 par value per share	$158,884	$48,713
Paid-in surplus	372,372,911	110,607,759
Undistributed (Over-distribution of) net investment income	3,455,689	429,079
Accumulated net realized gain (loss)	28,256,172	7,918,271
Net unrealized appreciation (depreciation)	15,110,785	4,686,823
Net assets	$419,354,441	$123,690,645
Authorized shares	Unlimited	Unlimited

See accompanying notes to financial statements.

NUVEEN	31

Statement of Operations	Six Months Ended June 30, 2017 (Unaudited)

	JLS	JMT
Investment Income	$16,300,813	$5,210,798
Expenses
Management fees	3,011,843	918,602
Interest expense on borrowings	1,817,597	570,469
Custodian fees	10,837	9,542
Trustees fees	8,478	2,534
Professional fees	89,235	80,897
Shareholder reporting expenses	29,025	9,319
Shareholder servicing agent fees	88	88
Stock exchange listing fees	3,449	3,449
Investor relations expense	60,013	18,185
Other	11,461	11,120
Total expenses	5,042,026	1,624,205
Net investment income (loss)	11,258,787	3,586,593
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	14,566,361	3,997,682
Change in net unrealized appreciation (depreciation) of investments	6,744,972	1,787,900
Net realized and unrealized gain (loss)	21,311,333	5,785,582
Net increase (decrease) in net assets from operations	$32,570,120	$9,372,175

See accompanying notes to financial statements.

32	NUVEEN

Statement of Changes in Net Assets	(Unaudited)

	JLS		JMT
	Six Months Ended 6/30/17	Year Ended 12/31/16	Six Months Ended 6/30/17	Year Ended 12/31/16
Operations
Net investment income (loss)	$11,258,787	$24,842,532	$3,586,593	$7,291,667
Net realized gain (loss) from:
Investments	14,566,361	1,976,786	3,997,682	260,275
Futures contracts	—	(91,714)	—	(19,108)
Change in net unrealized appreciation (depreciation) of:
Investments	6,744,972	(531,861)	1,787,900	(57,561)
Futures contracts	—	(19,600)	—	(6,605)
Net increase (decrease) in net assets from operations	32,570,120	26,176,143	9,372,175	7,468,668
Distributions to Shareholders
From net investment income	(10,820,012)	(22,672,771)	(3,288,112)	(6,941,570)
From accumulated net realized gains	—	(4,499,600)	—	(1,199,796)
Decrease in net assets from distributions to shareholders	(10,820,012)	(27,172,371)	(3,288,112)	(8,141,366)
Net increase (decrease) in net assets	21,750,108	(996,228)	6,084,063	(672,698)
Net assets at the beginning of period	397,604,333	398,600,561	117,606,582	118,279,280
Net assets at the end of period	$419,354,441	$397,604,333	$123,690,645	$117,606,582
Undistributed (Over-distribution of) net investment income at the end of period	$3,455,689	$3,016,914	$429,079	$130,598

See accompanying notes to financial statements.

NUVEEN	33

Statement of Cash Flows	Six Months Ended June 30, 2017 (Unaudited)

	JLS	JMT
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets from Operations	$32,570,120	$9,372,175
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(258,940,698)	(76,905,049)
Proceeds from sales and maturities of investments	266,370,677	77,509,205
Proceeds from (Purchases of) short-term investments, net	(13,601,846)	(2,494,130)
Taxes paid	(101,996)	(30,250)
Amortization (Accretion) of premiums and discounts, net	(1,324,842)	(410,448)
(Increase) Decrease in:
Receivable for interest	(148,516)	(76,364)
Receivable for investments sold	(3,512,400)	(884,114)
Other assets	(4,576)	(3,721)
Increase (Decrease) in:
Payable for investments purchased	11,985,710	3,631,238
Accrued management fees	1,005	69
Accrued interest on borrowings	23,122	7,257
Accrued Trustees fees	2,900	1,098
Accrued other expenses	(75,717)	(72,169)
Net realized (gain) loss from:
Investments	(14,566,361)	(3,997,682)
Paydowns	(2,906,659)	(1,127,572)
Change in net unrealized (appreciation) depreciation of investments	(6,744,972)	(1,787,900)
Net cash provided by (used in) operating activities	9,024,951	2,731,643
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft balance	—	7,214
Cash distributions paid to shareholders	(9,045,411)	(2,759,279)
Net cash provided by (used in) financing activities	(9,045,411)	(2,752,065)
Net Increase (Decrease) in Cash	(20,460)	(20,422)
Cash at the beginning of period	65,914	20,422
Cash at the end of period	$45,454	$—

Supplemental Disclosure of Cash Flow Information	JLS	JMT
Cash paid for interest on borrowings (excluding borrowing costs)	$1,794,475	$563,212

See accompanying notes to financial statements.

34	NUVEEN

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NUVEEN	35

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV	Ending Share Price

JLS
Year ended 12/31:
2017(f)	$25.02	$0.71	$1.34	$2.05	$(0.68)	$—	$—	$(0.68)	$26.39	$25.61
2016	25.09	1.56	0.08	1.64	(1.43)	(0.28)	—	(1.71)	25.02	24.07
2015	26.16	1.28	(0.83)	0.45	(1.13)	(0.25)	(0.14)	(1.52)	25.09	22.71
2014	25.84	1.25	0.62	1.87	(1.00)	(0.55)*	— *	(1.55)	26.16	23.15
2013	26.59	1.08	0.99	2.07	(1.44)	(1.38)*	— *	(2.82)	25.84	23.14
2012	21.89	1.27	5.50	6.77	(1.42)	(0.65)	—	(2.07)	26.59	27.22

JMT
Year ended 12/31:
2017(f)	24.14	0.74	1.19	1.93	(0.68)	—	—	(0.68)	25.39	24.58
2016	24.28	1.50	0.04	1.54	(1.43)	(0.25)	—	(1.68)	24.14	23.16
2015	25.41	1.20	(0.80)	0.40	(1.01)	(0.19)	(0.33)	(1.53)	24.28	22.29
2014	25.08	1.22	0.67	1.89	(0.85)	— **	(0.71)	(1.56)	25.41	23.17
2013	26.95	1.06	0.79	1.85	(1.43)	(2.26)	(0.03)	(3.72)	25.08	22.97
2012	21.78	1.19	6.05	7.24	(1.51)	(0.56)	—	(2.07)	26.95	27.18

	Borrowings at the End of Period(b)
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JLS
Year Ended 12/31:
2017(f)	$147,200	$3,849
2016	147,200	3,701
2015	147,200	3,708
2014	147,200	3,823
2013	124,550	4,296

JMT
Year Ended 12/31:
2017(f)	46,200	3,677
2016	46,200	3,546
2015	46,200	3,560
2014	46,200	3,679
2013	39,450	4,097

36	NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets(d)

Based on NAV(c)	Based on Share Price(c)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

8.28%	9.33%	$419,354	2.48	%***	5.55	%***	50%
6.79	13.97	397,604	2.42		6.29		73
1.71	4.82	398,601	2.24		4.96		24
7.31	6.72	415,575	2.20		4.72		17
7.96	(4.85)	410,532	2.22		3.99		22
32.15	45.47	422,117	1.45		5.22		12

8.05	9.16	123,691	2.71	***	5.98	***	50
6.56	11.83	117,607	2.67		6.24		76
1.56	3.01	118,279	2.47		4.79		23
7.63	7.81	123,780	2.42		4.72		16
7.05	(1.84)	122,193	2.38		3.91		21
34.56	44.87	130,855	1.61		4.84		12

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	The Fund did not use borrowings prior to the fiscal year ended December 31, 2013.
(c)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(d) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and/or borrowings (as described in Note 8 – Borrowing Arrangements).
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets(b)
JLS
Year ended 12/31:
2017(f)	0.90	%***
2016	0.79
2015	0.63
2014	0.60
2013	0.65
2012	0.02

Ratios of Interest Expense to Average Net Assets(b)
JMT
Year ended 12/31:
2017(f)	0.95	%***
2016	0.84
2015	0.66
2014	0.63
2013	0.66
2012	0.01

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended June 30, 2017.
*	Revised. See Notes to Financial Statements, Note 6 – Income Tax Information for further details.
**	Rounds to less than $0.01 per share.
***	Annualized.

See accompanying notes to financial statements.

NUVEEN	37

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Mortgage Opportunity Term Fund (JLS)

•	Nuveen Mortgage Opportunity Term Fund 2 (JMT)

The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified closed-end management investment companies. JLS and JMT were organized as Massachusetts business trusts on September 10, 2009 and December 16, 2009, respectively. It is anticipated that JLS and JMT will terminate on November 30, 2019 and February 28, 2020, respectively. Upon termination, the Funds will distribute all of their assets to shareholders of record as of the date of termination.

The end of the reporting period for the Funds is June 30, 2017, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2017 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Wellington Management Company LLP (“Wellington Management”) (”Wellington Management”) and Nuveen Asset Management, LLC (“NAM”). Wellington Management manages the Funds’ investments in mortgage-backed securities (“MBS”) and other permitted investments.

Investment Objectives and Principal Investment Strategies

Each Fund’s investment objective is to generate attractive total returns through opportunistic investments in MBS. Each Fund seeks to achieve its investment objective by investing primarily in non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). Each Fund may also invest up to 20% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in other permitted investments, including cash and cash equivalents, U.S. treasury securities, non-mortgage related asset-backed securities, inverse floating rate securities, municipal securities, interest rate futures, interest rate swaps and swaptions, non-MBS credit default swaps (including swaps based on a credit default swap index, such as the CMBX index) and other synthetic mortgage-related exposure, including equity investments in mortgage real estate investment trusts (“REITs”), as permitted by the 1940 Act.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

38	NUVEEN

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	JLS	JMT
Outstanding when-issued/delayed delivery purchase commitments	3,499,013	1,056,187

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes monthly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds’ Board of Trustees (the “Board”), each Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular distributions (a “Cash Flow-Based Distribution Program”). Each Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the Fund’s net cash flows after expense from its investments over an extended period of time. Actual net cash flows the Funds receive may differ from each Fund’s distribution rate over shorter time periods over a specific timeframe. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from a Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If a Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Leverage

Each Fund intends to use leverage to enhance the total return potential of its overall investment strategy. Each Fund intends to limit its combined effective leverage ratio (measured by the aggregate dollar amount of all leverage facilities, whether direct or indirect) to 33% of its managed assets.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

NUVEEN	39

Notes to Financial Statements (Unaudited) (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

JLS	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Asset-Backed Securities	$—	$49,721,913	$—		$49,721,913
Mortgage-Backed Securities	—	491,178,330	2,262,840	*	493,441,170
U.S. Government and Agency Obligations	—	5,413,629	—		5,413,629

Short-Term Investments:
Repurchase Agreements	—	27,437,909	—		27,437,909
Total	$—	$573,751,781	$2,262,840		$576,014,621

40	NUVEEN

JMT	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Asset-Backed Securities	$—	$16,422,719	$—		$16,422,719
Mortgage-Backed Securities	—	146,834,572	681,339	*	147,515,911
U.S. Government and Agency Obligations	—	1,641,366	—		1,641,366

Short-Term Investments:
Repurchase Agreements	—	7,439,952	—		7,439,952
Total	$—	$172,338,609	$681,339		$173,019,948
*	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
JLS	Fixed Income Clearing Corporation	$27,437,909	$(27,437,909)	$—
JMT	Fixed Income Clearing Corporation	7,439,952	(7,439,952)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value with changes in fair value

NUVEEN	41

Notes to Financial Statements (Unaudited) (continued)

recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Funds did not have any transactions in shares during the current and prior fiscal period.

5. Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	JLS	JMT
Purchases	$258,940,698	$76,905,049
Sales and maturities	266,370,677	77,509,205

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of market discount accretion on investments, recognition of unrealized gain or loss for tax (mark-to-market) on futures contracts and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of June 30, 2017, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	JLS	JMT
Cost of investments	$550,048,651	$165,529,204
Gross unrealized:
Appreciation	$36,482,542	$7,786,333
Depreciation	(10,516,572)	(295,589)
Net unrealized appreciation (depreciation) of investments	$25,965,970	$7,490,744

42	NUVEEN

Permanent differences, primarily due to investments in MBS and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2016, the Funds’ last tax year-end, as follows:

	JLS	JMT
Paid-in surplus	$6,955,391	$(81,369)
Undistributed (Over-distribution of) net investment income	678,067	(273,462)
Accumulated net realized gain (loss)	(7,633,458)	354,831

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2016, the Funds’ last tax year end, were as follows:
	JLS	JMT
Undistributed net ordinary income	$5,344,163	$788,054
Undistributed net long-term capital gains	472,148	448,569

The tax character of distributions paid during the Funds’ last tax year ended December 31, 2016 was designated for purposes of the dividends paid deduction as follows:
	JLS	JMT
Distributions from net ordinary income[1]	$22,672,771	$6,941,570
Distributions from net long-term capital gains	4,499,600	1,199,796
Return of capital	—	—
[1] Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains, if any.

During the prior reporting period JLS identified a miscalculation in the character of the distributions (capital gain vs return of capital) during the fiscal years ended December 31, 2013 and 2014. For each reporting period, the miscalculation, which resulted in a cumulative understatement of realized gains and an overstatement of return of capital of $5,979,775 as of December 31, 2014, did not impact net assets, total return or total distributions declared and paid to the Fund shareholders for any period. JLS has presented the revised per share components for the fiscal years ended December 31, 2013 and 2014 in the December 31, 2016 Financial Highlights to reclassify the return of capital of $0.06 and $0.32, respectively, to a realized gain distribution.

7. Management Fees

Management Fees

Pursuant to an investment management agreement between each Fund and the Adviser, the Adviser receives 40% of each Fund’s total annual management fee. The Adviser’s portion of the management fee compensates the Adviser for overall investment advisory and administrative services provided to each Fund and general office facilities. Pursuant to an investment sub-advisory agreement between each Fund and Wellington Management, Wellington Management receives 60% of each Fund’s total annual management fee. NAM is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each fund is calculated according to the following schedule:

Average Daily Managed Assets[1]	JLS JMT Fund-Level Fee
For the first $125 million	0.9500%
For the next $125 million	0.9375
For the next $150 million	0.9250
For the next $600 million	0.9125
For managed assets over $1 billion	0.9000

NUVEEN	43

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level[2]	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
[1]	“Managed assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than the Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to each Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for the purposes of U.S. GAAP).
[2]	The complex-level fee is based on the aggregate daily managed assets (as “managed assets” is defined in each Nuveen fund’s investment management agreement with the Adviser, which generally includes assets attributable to any preferred shares that may be outstanding and any borrowings (including the issuance of commercial paper or notes)) of the Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2017, the complex-level fee for each Fund was 0.1606%.

8. Borrowing Arrangements

Each Fund has entered into a borrowing arrangement (“Borrowings”) with a bank as a means of leverage. Each Fund’s maximum commitment amount under its Borrowings is as follows:

	JLS	JMT
Maximum commitment amount	$148,000,000	$46,500,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	JLS	JMT
Outstanding balance on Borrowings	$147,200,000	$46,200,000

Interest charged on the outstanding balance on Borrowings for each Fund its equal to the 3-Month LIBOR (London Inter-Bank Offered Rate) plus 1.45% per annum on the amount borrowed. In addition to interest expense, each Fund may also pay a fee of 1.45%, which shall accrue daily based on the amount of the difference between 90% of the maximum commitment amount and the drawn balance, when such drawn balance is less than 90% of the maximum commitment amount.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	JLS	JMT
Average daily balance outstanding	$147,200,000	$46,200,000
Average annual interest rate	2.46%	2.46%

In order to maintain these Borrowings, each Fund must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding are fully secured by eligible securities held in its Portfolio of Investments.

Each Fund’s Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of

44	NUVEEN

conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each interfund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, none of the Funds have entered into any inter-fund loan activity.

9. New Accounting Pronouncements

Amendments to Regulation S-X

In October 2016, the SEC adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.

Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

NUVEEN	45

Additional

Fund Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner	John K. Nelson
William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young**

*	Interested Board Member.
**	Effective July 1, 2017.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (8oo) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JLS	JMT
Shares repurchased	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

46	NUVEEN

Glossary of Terms

Used in this Report

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, non-convertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Bloomberg Barclays Commercial Mortgage-Backed Securities (CMBS) Aggregate Index: An index that measures the performance of the commercial mortgage-backed securities market. Benchmark returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Credit Risk Transfer (CRT) Securities: These are general obligations of the U. S. Federal National Mortgage Associate (Fannie Mae) and the U.S. Federal Home Loan Mortgage Corporation (Freddie Mac). These Government Sponsored Enterprises (GSEs) are mandated to expand the secondary market for residential mortgage loans through securitization.

∎	Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

∎	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio that increase the fund’s investment exposure.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎

Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate.

NUVEEN	47

Glossary of Terms

Used in this Report (continued)

RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (subprime).

48	NUVEEN

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time,

should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (8oo) 257-8787.

NUVEEN	49

Annual Investment

Management Agreement Approval Process

The Board of Trustees (each, a “Board,” and each Trustee, a “Board Member”) of each Fund, including the Board Members who are not parties to the applicable advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of its respective Fund, including the performance of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and Nuveen Asset Management, LLC (“NAM”) and Wellington Management Company LLP (“Wellington”), the Funds’ sub-advisers (collectively, the “Sub-Advisers”). As required by applicable law, after the initial term of the respective Fund following commencement of its operations, the Board is required to consider annually whether to renew the Fund’s management agreement with the Adviser (the “Investment Management Agreement”) and the sub-advisory agreements with the Sub-Advisers (each, a “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement that was up for renewal for an additional one-year period.

The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the sub-advisers and their investment teams. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.

In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and the Sub-Advisers (the Adviser and the Sub-Advisers are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on performance outliers; an analysis of the Sub-Advisers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; a review of premium/discount trends and leverage management for the closed-end funds; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, each Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of its annual review, the Board met at the April Meeting to review the investment performance of the Funds and to consider the Adviser’s analysis of each Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the

50	NUVEEN

decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Funds. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.

In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to closed-end Nuveen funds, such initiatives included (a) an increased level of leverage management activities in 2016 and 2017 resulting from the rollover of existing facilities, the negotiation of improved terms and pricing to reduce leverage costs, the innovation of new leverage structures, the rebalancing of leverage of various funds as a result of mergers or new investment mandates, and the restructuring of tender option bonds to be compliant with new regulatory requirements; (b) an increased level of capital management activities (i.e., the management of the issuance and repurchase of shares of certain closed-end funds) during 2016 as a result of market demand as well as an implementation of a cross department review system for shares trading at certain discount levels; (c) continued refinements to a database to permit further analysis of the closed-end fund marketplace and shareholder base; (d) the development of enhanced secondary market board reporting and commentary; (e) the reconfiguration of the framework for determining and maintaining closed-end fund benchmarks to permit more consistency across the complex; and (f) the development of product innovations for new closed-end offerings, including target term funds. The Board also recognized the Adviser’s continued commitment to supporting the closed-end product line through its award winning investor relations support program through which Nuveen seeks to educate investors and financial advisers regarding closed-end funds.

NUVEEN	51

Annual Investment Management Agreement Approval Process (continued)

In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.

Similarly, the Board considered the sub-advisory services provided by the Sub-Advisers to the Funds. The Sub-Advisers generally provided portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of each Sub-Adviser which evaluated, among other things, the respective investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017. The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For closed-end funds, the Board (or the Closed-end Fund Committee) also reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. The Independent Board Members continued to recognize the importance of secondary market trading for the shares of the closed-end funds and the evaluation of the premium and discount levels was a continuing priority for them. The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.

In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the applicable Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the particular Fund’s performance.

In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser(s) manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

52	NUVEEN

For Nuveen Mortgage Opportunity Term Fund (the “Mortgage Fund”), the Board noted that the Fund performed well against its Performance Peer Group ranking in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Fund also outperformed its benchmark in the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Mortgage Opportunity Term Fund 2 (the “Mortgage Fund 2”), the Board noted that the Fund performed well against its Performance Peer Group, ranking in the second quartile in the one- and three-year periods and the first quartile in the five-year period. The Fund also outperformed its benchmark in the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed and considered, among other things, the gross and net management fees paid by the Funds. The Board further considered the net total expense ratio of each Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in a Fund as it directly reflected the costs of investing in the respective Fund.

In addition, the Board reviewed the Broadridge Report comparing, in relevant part, each Fund’s gross and net advisory fees and net total expense ratio with those of a Peer Universe. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe; changes each year of funds comprising the Peer Universe; levels of expense reimbursements and fee waivers; and differences in the type and use of leverage. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

The Independent Board Members noted that the Funds each had a net management fee and a net expense ratio higher than its respective peer average. The Independent Board Members noted that, for each Fund, the net expense ratio was higher than the average of the Peer Universe generally due to costs associated with a change in the form of leverage in 2013 and the limited size of the peer group. The Independent Board Members were satisfied with the explanation of the differential.

In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. With respect to closed-end funds, the Board considered the effects of leverage on fees and expenses, including the calculation of management fees for funds with tender option bonds.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or affiliated Sub-Adviser (NAM), such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), other investment companies that are not offered by Nuveen but are sub-advised by NAM, foreign investment companies offered by Nuveen, and collective investment trusts. The Board further noted that the Adviser also advises certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

In reviewing the fee rates assessed to other clients, with respect to NAM, the Board reviewed, among other things, the range of fees assessed for managed accounts and the foreign investment companies offered by Nuveen. With respect to foreign funds, the Board noted that unlike the management fees for the Nuveen funds, the management fees for the foreign funds may include distribution fees paid to intermediaries. The Board also reviewed the average fee rate for certain strategies

NUVEEN	53

Annual Investment Management Agreement Approval Process (continued)

offered by NAM. With respect to Wellington, the Independent Board Members considered the Sub-Adviser’s financial information for its advisory activities with respect to the applicable Nuveen funds.

The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fees paid each Sub-Adviser, however, were generally for portfolio management services. With respect to NAM (the affiliated Sub-Adviser), the Board noted such sub-advisory fees were more comparable to the fees of retail wrap accounts and other external sub-advisory mandates. With respect to Wellington (the unaffiliated Sub-Adviser), the Independent Board Members noted that such fees were the result of arm’s length negotiations.

Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Board concluded that such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex,

54	NUVEEN

together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Advisers from their relationships with the Nuveen funds. With respect to NAM, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for NAM for the calendar year ending December 31, 2016. With respect to Wellington, the Board reviewed the revenues, expenses and net income (pre-tax and after-tax) of such Sub-Adviser for the year ended December 31, 2016 and the revenues such Sub-Adviser received from each Nuveen fund it sub-advises for the 2014, 2015 and 2016 calendar years.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and each Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as a Fund grows and the extent to which these economies were shared with the Funds and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. The Independent Board Members noted that affiliates of the Adviser may receive compensation for

NUVEEN	55

Annual Investment Management Agreement Approval Process (continued)

serving as a co-manager for initial public offerings of new Nuveen closed-end funds and as underwriter on shelf offerings for certain existing funds. The Independent Board Members considered the compensation paid for such services in 2016.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Advisers and, in the case of NAM, such Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized NAM may benefit from soft dollar arrangements if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Funds to the extent it enhances the ability of such Sub-Adviser to manage the Funds. With respect to Wellington, the Sub-Adviser has not participated in soft dollar arrangements with respect to Fund portfolio transactions.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

56	NUVEEN

Notes

NUVEEN	57

Notes

58	NUVEEN

Notes

NUVEEN	59

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-K-0617D        243971-INV-B-08/18

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Mortgage Opportunity Term Fund 2

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: September 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2017